                                                                   EXHIBIT 10 .1

                        SIXTH LOAN MODIFICATION AGREEMENT

         This Sixth Loan Modification Agreement (this "Loan Modification
Agreement") is entered into as of November 2, 2005, and is effective as of
October 28, 2005, by and among (i) SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara,
California 95054 and with a loan production office located at 400 Madison
Avenue, New York, New York 10017 ("Bank") and (ii) GLOBECOMM SYSTEMS INC., a
Delaware corporation with offices at 45 Oser Avenue, Hauppauge, New York 11788 and GLOBECOMM NETWORK SERVICES CORPORATION (formerly NETSAT EXPRESS, INC.), a
Delaware corporation with offices at 45 Oser Avenue, Hauppauge, New York 11788
(jointly and severally, individually and collectively, "Borrower").

1.       DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank,
         Borrower is indebted to Bank pursuant to a loan arrangement dated as of
         September 15, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of September 15, 2003 between Borrower and Bank, as amended from time to time (as amended, the "Loan
         Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.       DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

                  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         Modifications to Loan Agreement.
         --------------------------------

                  i.    Borrower hereby agrees, acknowledges and confirms that
                        the Exim Agreement is hereby terminated and that no
                        Advances may be requested by Borrower pursuant to the
                        Exim Agreement.

                  ii.   The Loan Agreement shall be amended by deleting the
                        following appearing as Section 1.1 thereof in its
                        entirety:

                                    " 1.1 LOANS. Silicon will make loans to
                                    Borrower (the "Loans") up to the amounts
                                    (the "Credit Limit") shown on the Schedule,
                                    provided no Default or Event of Default has
                                    occurred and is continuing, and subject to
                                    deduction of any Reserves for accrued
                                    interest and such other Reserves as Silicon
                                    deems proper from time to time. Amounts
                                    borrowed may be repaid and reborrowed during
                                    the term of this Agreement."

                        and inserting in lieu thereof the following:

                                    " 1.1 LOANS. Silicon will make loans to
                                    Borrower (the "Loans") up to either (i)
                                    prior to the occurrence of an Unrestricted
                                    Cash Event, (a) Twenty Million Dollars
                                    ($20,000,000.00), minus (b) the aggregate
                                    amounts then undrawn on all outstanding
                                    letters of credit, or any other
                                    accommodations issued or incurred, or caused
                                    to be issued or incurred by Silicon for the
                                    account and/or benefit of the Borrower, or
                                    (ii) after the occurrence of an Unrestricted
                                    Cash Event, the amounts (the "Credit Limit")
                                    shown on Section 1 of the Schedule, provided
                                    no Default or Event of Default has occurred
                                    and is continuing, and

                                    subject to deduction of any Reserves for
                                    accrued interest and such other Reserves
                                    as Silicon reasonably deems proper from
                                    time to time. Amounts borrowed may be
                                    repaid and reborrowed during the term of
                                    this Agreement."

                  iii.  The Loan Agreement shall be amended by deleting the
                        following text, appearing in Section 1.5 thereof:

                                    "Each Letter of Credit shall have an expiry
                                    date no later than thirty days prior to the
                                    Maturity Date."

                        and inserting in lieu thereof the following:

                                    "Each Letter of Credit shall have an expiry
                                    date no later than one hundred eighty days
                                    after the Maturity Date."

                  iv.   The Loan Agreement shall be amended by deleting the
                        following, appearing as Section 1.6 thereof:

                                    "  1.6 CASH MANAGEMENT SERVICES SUBLIMIT. In
                                    addition to Section 1.5 above, Borrower may
                                    also use up to the amount set forth on the
                                    Schedule for Cash Management Services. Such
                                    aggregate amounts utilized under the Cash
                                    Management Services Sublimit shall at all
                                    times reduce the amount otherwise available
                                    for Loans, letters of credit, foreign
                                    exchange contracts or other credit
                                    accommodations hereunder. Any amounts
                                    Silicon pays on behalf of Borrower or any
                                    amounts that are not paid by Borrower for
                                    any Cash Management Services will be treated
                                    as Loans hereunder and will accrue interest
                                    at the interest rate applicable to Loans."

                        and inserting in lieu thereof the following:

                                    "       1.6     RESERVED.

                  v.    The Loan Agreement shall be amended by inserting the
                        following new definition, appearing alphabetically in
                        Section 8 thereof:

                                    "  "Unrestricted Cash Event" occurs at any
                                    time at which Borrower maintains less than
                                    Thirteen Million Five Hundred Thousand
                                    Dollars ($13,500,000.00) in unrestricted and
                                    unencumbered cash with Silicon.

                  vi.   The Loan Agreement shall be amended by deleting the
                        following text, appearing in the definition of "Eligible
                        Receivables" in Section 8 thereof:

                                    "(vii) the Receivable must not be owing from
                                    the United States or any department, agency
                                    or instrumentality thereof (unless there has
                                    been compliance, to Silicon's satisfaction,
                                    with the United States Assignment of Claims
                                    Act), (viii) the Receivable must not be
                                    owing from an Account Debtor located outside
                                    the United States (unless pre-approved by
                                    Silicon in its discretion in writing, or
                                    backed by a letter of credit satisfactory to
                                    Silicon, or FCIA insured satisfactory to
                                    Silicon)"

                        and inserting in lieu thereof the following:

                                    "(vii) the Receivable must not be owing from
                                    the United States or any department, agency
                                    or instrumentality thereof (unless there has
                                    been compliance, to Silicon's satisfaction,
                                    with the United States Assignment of

                                    Claims Act), provided that Receivables
                                    owing from the United States Government,
                                    the United Nations, the World Bank and the
                                    North Atlantic Treaty Organization will be
                                    deemed eligible to the extent that the
                                    amount advanced based upon such
                                    Receivables does not exceed $2,000,000 in
                                    the aggregate, (viii) the Receivable must
                                    not be owing from an Account Debtor
                                    located outside the United States (unless
                                    pre-approved by Silicon in its discretion
                                    in writing, or backed by a letter of
                                    credit satisfactory to Silicon, or FCIA
                                    insured satisfactory to Silicon), provided
                                    that Receivables owing from an Account
                                    Debtor located outside of the United
                                    States will be deemed eligible to the
                                    extent that such Account Debtor is not
                                    located in a country with a Note #7 or a
                                    Note #13 on the Export-Import Bank Country
                                    Limitation Schedule and provided that the
                                    amount advanced based upon such
                                    Receivables does not exceed $2,000,000 in
                                    the aggregate"

                  vii.  The Loan Agreement shall be amended by deleting the
                        following appearing as Section 1 of the Schedule to the
                        Loan Agreement:

                                    "1. CREDIT LIMIT

                                    (Section 1.1):  An amount not to exceed the
                                                    lesser of (A) or (B), below:

                                    (A)
                                         (i)        $16,500,000.00 (the "Maximum
                                                    Credit Limit"); minus

                                        (ii)        the aggregate amounts
                                    outstanding under the Exim Agreement; minus

                                       (iii)       the aggregate amounts then
                                    undrawn on all outstanding letters of
                                    credit, foreign exchange contracts, or any
                                    other accommodations issued or incurred, or
                                    caused to be issued or incurred by Silicon
                                    for the account and/or benefit of the
                                    Borrower.

                                    (B)
                                         (i)        80.0% of the amount of the
                                    Borrower's Eligible Receivables; plus;

                                    (ii) 100.0% of the amount of Borrower's
                                    unrestricted cash and unrestricted cash
                                    equivalents maintained in deposit or
                                    investment accounts with Silicon (or SVB
                                    Securities with respect to investment
                                    accounts); minus

                                       (iii)        the aggregate amounts then
                                    undrawn on all outstanding letters of
                                    credit, foreign exchange contracts, or any
                                    other accommodations issued or incurred, or
                                    caused to be issued or incurred by Silicon
                                    for the account and/or benefit of the
                                    Borrower.

                                    Silicon may, from time to time, modify the
                                    advance rate(s) set forth herein in its good
                                    faith business judgment upon notice to
                                    Borrower based on changes in collection
                                    experience with respect to the Receivables
                                    or other issues or factors relating to the
                                    Receivables or the Collateral.

                                    LETTER OF CREDIT SUBLIMIT
                                    (Section 1.5):      $16,500,000

                                    FOREIGN EXCHANGE CONTRACT/CASH MANAGEMENT
                                    SERVICES SUBLIMIT
                                    (Section 1.6):      $10,000,000"

                        and inserting in lieu thereof the following:

                                    "1. CREDIT LIMIT

                                    (Section 1.1):  An amount not to exceed the
                                                    lesser of (A) or (B), below:

                                    (A)
                                            (i)     $20,000,000.00 (the "Maximum
                                    Credit Limit"); minus

                                            (ii)    the aggregate amounts then
                                    undrawn on all outstanding letters of
                                    credit, or any other accommodations issued
                                    or incurred, or caused to be issued or
                                    incurred by Silicon for the account and/or
                                    benefit of the Borrower.

                                    (B)
                                            (i)     80.0% of the amount of the
                                    Borrower's Eligible Receivables; plus;

                                            (ii)    100.0% of the amount of
                                    Borrower's unrestricted cash and
                                    unrestricted cash equivalents maintained in
                                    deposit or investment accounts with Silicon
                                    (or SVB Securities with respect to
                                    investment accounts); minus

                                            (iii)   the aggregate amounts then
                                    undrawn on all outstanding letters of
                                    credit, or any other accommodations issued
                                    or incurred, or caused to be issued or
                                    incurred by Silicon for the account and/or
                                    benefit of the Borrower.

                                    Silicon may, from time to time, modify the
                                    advance rate(s) set forth herein in its good
                                    faith business judgment upon notice to
                                    Borrower based on changes in collection
                                    experience with respect to the Receivables
                                    or other issues or factors relating to the
                                    Receivables or the Collateral.

                                    LETTER OF CREDIT SUBLIMIT
                                    (Section 1.5):      $20,000,000

                  viii. Section 2 of the Schedule to the Loan Agreement is
                        hereby amended by deleting the following text:

                                    "A rate equal to the Prime Rate plus one and
                                    one-half percent (1.5%) per annum."

                        and inserting in lieu thereof the following:

                                    "A rate equal to the Prime Rate."

                  ix.   Section 3 of the Schedule to the Loan Agreement is
                        hereby amended by inserting the following text:

                                    "Letter of Credit Fee: Borrower shall pay
                                    Silicon's customary fees and expenses for
                                    the issuance or renewal of Letters of
                                    Credit, including, without limitation, a
                                    Letter of Credit fee of one percent (1.0%)
                                    per annum of the face amount of each Letter
                                    of Credit issued, upon the issuance or
                                    renewal of such Letter of Credit by
                                    Silicon."

                  x.    Section 4 of the Schedule to the Loan Agreement is
                        hereby amended by deleting the following text:

                                    "October 28, 2005"

                        and inserting the following in lieu thereof:

                                    "November 1, 2006"

                  xi.   The Loan Agreement shall be amended by deleting the
                        following appearing as Section 5 of the Schedule to the
                        Loan Agreement:

                                    "5. FINANCIAL COVENANTS

                                    (Section 5.1): Borrower shall comply with
                                    each of the following covenant(s).
                                    Compliance shall be determined as of the end
                                    of each month:

                                    a. MINIMUM TANGIBLE NET WORTH:

                                    Borrower shall maintain a Tangible Net Worth
                                    of not less than the sum of (i) plus (ii)
                                    below:

                                    (i) $45,000,000 from October 1, 2004 until
                                    the Maturity Date;

                                    (ii) 60% of all consideration received after
                                    the date hereof from proceeds from the
                                    issuance of any equity securities of the
                                    Borrower and/or subordinated debt incurred
                                    by the Borrower and 60% of all quarterly net
                                    profits of Borrower.

                                    b. LIQUIDITY RATIO:

                                    Borrower shall have a Liquidity Ratio of not
                                    less than:

                                    (i) 0.9 to 1.0, from October 1, 2004 through
                                    February 28, 2005; and (ii) 1.0 to 1.0, from
                                    March 1, 2005 and thereafter.

                                    DEFINITIONS. For purposes of the foregoing
                                    financial covenants, the following term
                                    shall have the following meaning:

                                    "Tangible Net Worth" shall mean the excess
                                    of total assets over total liabilities,
                                    determined in accordance with generally
                                    accepted accounting principles, with the
                                    following adjustments:

                                    (A) there shall be excluded from assets: (i)
                                    notes, accounts receivable and other
                                    obligations owing to the Borrower from its
                                    officers or other Affiliates, and (ii) all
                                    assets which would be classified as
                                    intangible assets under generally accepted
                                    accounting principles, including without
                                    limitation goodwill, licenses, patents,
                                    trademarks, trade names, copyrights,
                                    capitalized software and organizational
                                    costs, licenses and franchises

                                    (B) there shall be excluded from
                                    liabilities: all indebtedness which is
                                    subordinated to the Obligations under a
                                    subordination agreement in form specified by
                                    Silicon or by language in the instrument
                                    evidencing the indebtedness which is
                                    acceptable to Silicon in its discretion."

                                    "Liquidity Ratio" shall mean the ratio of
                                    (i) Borrower's unrestricted cash,
                                    unrestricted cash equivalents and net
                                    accounts receivable to (ii) all of
                                    Borrower's obligations and liabilities to
                                    Silicon (including the face amount of
                                    issued, but undrawn, Letters of Credit
                                    issued hereunder, but excluding any
                                    cash-secured letters of credit issued by
                                    Silicon) plus, without duplication, the

                                    aggregate amount of Borrower's total
                                    liabilities determined in accordance with
                                    generally accepted accounting principles
                                    which mature within one (1) year."

                        and inserting in lieu thereof the following:

                                    "5. FINANCIAL COVENANTS

                                    (Section 5.1): Borrower shall comply with
                                    each of the following covenants. Compliance
                                    shall be determined as of the end of each
                                    quarter:

                                    a. MINIMUM TANGIBLE NET WORTH:

                                    Borrower shall maintain a Tangible Net Worth
                                    of not less than the sum of (i) plus (ii)
                                    below:

                                    (i) $50,000,000 from October 1, 2005 until
                                    the Maturity Date;

                                    (ii) 60% of all consideration received after
                                    the date hereof from proceeds from the
                                    issuance of any equity securities of the
                                    Borrower and/or subordinated debt incurred
                                    by the Borrower and 60% of all quarterly net
                                    profits of Borrower.

                                    b. LIQUIDITY RATIO:

                                    Borrower shall have a Liquidity Ratio of not
                                    less than 0.9 to 1.0.

                                    DEFINITIONS. For purposes of the foregoing
                                    financial covenants, the following terms
                                    shall have the following meaning:

                                    "Liquidity Ratio" shall mean the ratio of
                                    (i) Borrower's unrestricted cash,
                                    unrestricted cash equivalents and net
                                    accounts receivable to (ii) all of
                                    Borrower's obligations and liabilities to
                                    Silicon (including the face amount of
                                    issued, but undrawn, Letters of Credit
                                    issued hereunder, but excluding any
                                    cash-secured letters of credit issued by
                                    Silicon) plus, without duplication, the
                                    aggregate amount of Borrower's total
                                    liabilities determined in accordance with
                                    generally accepted accounting principles
                                    which mature within one (1) year."

                                    "Tangible Net Worth" shall mean the excess
                                    of total assets over total liabilities,
                                    determined in accordance with generally
                                    accepted accounting principles, with the
                                    following adjustments:

                                    (A) there shall be excluded from assets: (i)
                                    notes, accounts receivable and other
                                    obligations owing to the Borrower from its
                                    officers or other Affiliates, and (ii) all
                                    assets which would be classified as
                                    intangible assets under generally accepted
                                    accounting principles, including without
                                    limitation goodwill, licenses, patents,
                                    trademarks, trade names, copyrights,
                                    capitalized software and organizational
                                    costs, licenses and franchises

                                    (B) there shall be excluded from
                                    liabilities: all indebtedness which is
                                    subordinated to the Obligations under a
                                    subordination agreement in form specified by
                                    Silicon or by language in the instrument
                                    evidencing the indebtedness which is
                                    acceptable to Silicon in its discretion."

                  xii.  The Loan Agreement shall be amended by deleting the
                        following appearing as Section 6 of the Schedule to the
                        Loan Agreement:

                                    "6. REPORTING.

                                        (Section 5.3):

                                    Borrower shall provide Silicon with the
following:

                                    (a)     (i) as soon as available, but no
                                    later than twenty-five (25) days after the
                                    last day of each month, a company prepared
                                    consolidated balance sheet and income
                                    statement covering Borrower's consolidated
                                    operations during the period certified by
                                    Borrower and in a form acceptable to
                                    Silicon; (ii) as soon as available, but no
                                    later than ninety (90) days after the last
                                    day of Borrower's fiscal year, audited
                                    consolidated financial statements prepared
                                    under GAAP, consistently applied, together
                                    with an unqualified opinion on the financial
                                    statements from an independent certified
                                    public accounting firm reasonably acceptable
                                    to Silicon; (iii) within five (5) days of
                                    filing, copies of all statements, reports
                                    and notices made available to Borrower's
                                    security holders or to any holders of
                                    Subordinated Debt and all reports on Form
                                    10-K, 10-Q and 8 K filed with the Securities
                                    and Exchange Commission; and (iv) budgets,
                                    sales projections, operating plans or other
                                    financial information reasonably requested
                                    by Silicon.

                                    (b)     Provide Silicon with, as soon as
                                    available, but no later than twenty-five
                                    (25) days following each month, an aged
                                    listing of accounts receivable and accounts
                                    payable by invoice date, in form acceptable
                                    to Silicon, along with a Borrowing Base
                                    Certificate in the form of Exhibit C hereto.

                                    (c)     Within twenty-five (25) days after
                                    the last day of each month, Borrower shall
                                    deliver to Silicon with the monthly
                                    financial statements a Compliance
                                    Certificate in the form of Exhibit D
                                    hereto."

                        and inserting in lieu thereof the following:

                                    "6. REPORTING.

                                        (Section 5.3):

                                    Borrower shall provide Silicon with the
                                    following:

                                    (a)     (i) as soon as available, but no
                                    later than thirty (30) days after the last
                                    day of each month, a company prepared
                                    consolidated balance sheet and income
                                    statement covering Borrower's consolidated
                                    operations during the period certified by
                                    Borrower and in a form acceptable to
                                    Silicon; (ii) as soon as available, but no
                                    later than ninety (90) days after the last
                                    day of Borrower's fiscal year, audited
                                    consolidated financial statements prepared
                                    under GAAP, consistently applied, together
                                    with an unqualified opinion on the financial
                                    statements from an independent certified
                                    public accounting firm reasonably acceptable
                                    to Silicon; (iii) within five (5) days of
                                    filing, copies of all statements, reports
                                    and notices made available to Borrower's
                                    security holders or to any holders of
                                    Subordinated Debt and all reports on Form
                                    10-K, 10-Q and 8 K filed with the Securities
                                    and Exchange Commission, together with a
                                    Compliance Certificate in the form attached
                                    hereto as Exhibit D; and (iv) budgets, sales
                                    projections, operating plans or other
                                    financial information reasonably requested
                                    by Silicon.

                                    (b)     Provide Silicon with, as soon as
                                    available, but no later than thirty (30)
                                    days following each month, an aged listing
                                    of accounts receivable and accounts

                                    payable by invoice date, in form acceptable
                                    to Silicon, along with a Borrowing Base
                                    Certificate in the form of Exhibit C hereto.

                                    (c)     Within thirty (30) days after the
                                    last day of each month, Borrower shall
                                    deliver to Silicon with the monthly
                                    financial statements a Compliance
                                    Certificate in the form of Exhibit D
                                    hereto."

                  xiii. The Loan Agreement is hereby amended by deleting the
                        Borrowing Base Certificate attached as Exhibit C
                        thereto and inserting in lieu thereof the Borrowing
                        Base Certificate attached as Exhibit C hereto.

                  xiv.  The Loan Agreement is hereby amended by deleting the
                        Compliance Certificate attached as Exhibit D thereto
                        and inserting in lieu thereof the Compliance
                        Certificate attached as Exhibit D hereto.

4.       FEES. Borrower shall pay to Bank a modification fee of $200,000.00 which fee shall be due on the date hereof and shall be deemed fully earned upon Silicon's execution of this Loan Modification Agreement.
         Borrower shall reimburse the Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan
         Documents.

5.       RATIFICATION OF NEGATIVE PLEDGE AGREEMENTS. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of certain Negative Pledge Agreements dated September 15, 2003 and June 2,
         2004.

6.       RATIFICATION OF PERFECTION CERTIFICATES. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates dated June 2, 2004 and acknowledges, confirms and agrees the disclosures and information provided therein has not changed, as of the date hereof.

7.       CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.       RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.       NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that
         Borrower knows of no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED.

10.      CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's
         representations, warranties, and agreements, as set forth in the
         Existing Loan Documents. Except as expressly modified pursuant to this
         Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to make modifications to the existing Obligations pursuant to this Loan
         Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan
         Modification Agreement shall constitute a satisfaction of the
         Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11.      COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

            [The remainder of this page is intentionally left blank]

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                                    BORROWER:

                                    GLOBECOMM SYSTEMS INC.

                                    By: /s/ ANDREW C. MELFI
                                       --------------------------------------
                                    Name:   Andrew C. Melfi
                                    Title:  VP, CFO

                                    GLOBECOMM NETWORK SERVICES CORPORATION
                                    (formerly NETSAT EXPRESS, INC.

                                    By: /s/ DAVID E. HERSHBERG
                                       --------------------------------------
                                    Name:   David E. Hershberg
                                    Title:  Chairman and CEO

                                    BANK:

                                    SILICON VALLEY BANK

                                    By: /s/ MICHAEL MORETTI
                                       --------------------------------------
                                    Name:   Michael Moretti
                                    Title:  SVP